Exhibit 99.3

RISK FACTORS

As of the date of this Current Report, the Company updates and supplements the risk factors disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 1, 2024 (the “2023 Form 10-K”), with the following risk factor. Any of the risk factors disclosed in the Company’s 2023 Form 10-K, proxy statements on Schedule 14A or herein could result in a significant or material adverse effect on the results of operations or financial condition of the Company. Additional risk factors not presently known to the Company or that it currently deems immaterial may also impair the Company’s business or results of operations. The Company may disclose changes to such risk factors or disclose additional risk factors from time to time in future filings with the SEC.

We may not successfully execute or achieve the expected benefits of the reorganization of the Company and other cost-saving measures we may take in the future, and our efforts may result in further actions and/or negatively impact our cash flows and profitability and adversely affect our business.

In May 2024, we announced a reorganization plan, which is intended to, among other things, reduce certain fixed costs in our business, accelerate the transformation of our business to a model focused more on local market accountability and execution, and promote greater efficiency and realign our business and strategic priorities, and will involve significant structural changes to the way we run our business, including a significant reduction in our corporate and central operations personnel and functions (the "Reorganization"). The Reorganization will result in our local operations teams assuming more of the management and business responsibilities of their markets, including marketing and unit acquisition, which will be new or more significant responsibilities for these teams. Our local operations teams may not be successful in managing and growing their markets, or in retaining homeowners and attracting guests to the platform. Additionally, our local operations teams may have difficulty attracting and retaining the personnel needed to run the necessary operations. Such implementation risks could materially adversely affect our business, results of operations, and financial condition. As a result of the Reorganization, we are significantly reducing the size of our central sales team, and reorganizing the sales force to more closely align with individual markets. Similarly, we are reducing and realigning other central office support teams, including product and technology, finance and accounting, legal, human resources and marketing. The Reorganization will also result in more targeted sales and marketing efforts, and a shift in technology strategy from only proprietary in-house development to consideration of third-party off-the-shelf solutions along with targeted proprietary development of differentiating technology. The implementation and execution of the Reorganization measures are subject to significant risks and uncertainties, including whether we have targeted the appropriate areas for our cost-saving efforts and at the appropriate scale. As such, the Reorganization may not be successful in yielding our intended results and may not appropriately address either or both of the short-term and long-term strategy for our business. Implementation of the Reorganization may be costly and disruptive to our business; we may not realize the expected benefits from our change in technology strategy; the expected costs and charges may be greater than we have forecasted; and the estimated cost savings may be lower than we have forecasted. If we are unable to successfully implement our Reorganization, we may not realize all or any of the anticipated benefits thereof, which could adversely affect our business, financial condition, and results of operations, including our profitability, cash flow and liquidity needs and availability.

Additionally, certain aspects of the Reorganization, such as severance costs associated with reducing our headcount, could negatively impact our cash flows. Our initiatives have resulted, and could in the future result in, personnel attrition beyond our planned reduction in headcount or reduced employee morale, which could in turn adversely impact productivity, including through a loss of continuity, loss of accumulated knowledge and/or inefficiency during transitional periods, or our ability to attract highly skilled employees, any of which could adversely impact our business, results of operations, and financial condition. Unfavorable publicity about us or any of our strategic initiatives, including our Reorganization, could result in reputational harm and could diminish confidence in, and the use of, our products and services, which could adversely affect our business, financial condition and results of operations. For example, the Reorganization may result in negative perceptions among homeowners and our distribution partners regarding our business and financial condition, The Reorganization has required, and may continue to require, a significant amount of management’s and other employees’ time and focus, which may divert attention from effectively operating and growing our business.

The effects of Reorganization, or any inability to successfully execute on or implement the Reorganization, may exacerbate the other risks detailed in Item 1A. Risk Factors set forth in our 2023 Form 10-K.